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Onto Innovation Completes Acquisition of Unique Materials Composition and Electrical Analysis Product Lines from Semilab International

Acquisition strengthens Onto’s position in advanced materials characterization for advanced logic/memory, specialty and advanced packaging segments

Wilmington, Mass., November 17, 2025 – Onto Innovation Inc. (NYSE: ONTO) today announced the successful closing of its previously announced acquisition of key product lines from the materials analysis business of Semilab International. Valued at approximately $495 million, the transaction adds three advanced product lines—FAaST®, CnCV® and MBIR—to Onto Innovation’s portfolio, significantly enhancing the company’s capabilities in inline wafer contamination monitoring, materials characterization and unique surface charge metrology.

“We’re thrilled to welcome the talented team of engineering, support, and applications, and all other functions that have made these products so successful to Onto Innovation. Semilab customers can expect uninterrupted service, further enhanced by Onto Innovation’s global support and manufacturing infrastructure,” said Mike Plisinski, chief executive officer of Onto Innovation. “This acquisition strengthens our materials portfolio in high-growth segments like advanced logic, AI-enabling advanced packaging, and power semiconductors. The combination of Semilab’s products alongside Onto’s OCD or defect inspection capabilities will enable more accurate electrical defectivity location and characterization, not previously available in the industry, greatly reducing the number of latent defective devices sold into the market and ultimately generating higher value for our customers.”

For the fourth quarter, the Company is updating its revenue guidance range to $258 to $275 million as the acquisition is expected to contribute approximately $8 to $10 million of revenue from today through January 3, 2026. Although the acquired business is performing at a level consistent with the expected run rate, the majority of fourth quarter revenue was recognized prior to today’s close due to previously committed customer shipment dates. Excluding the impact of purchase accounting, the acquisition is expected to be immediately accretive to margins and add approximately $0.02 to $0.04 to diluted earnings per share in the fourth quarter. The Company continues to expect the acquired product lines to contribute approximately $120 million in revenue in 2026, with revenue likely weighted towards the second half of the year. The Company will provide additional commentary on its next earnings call in early 2026.

Barclays Capital Inc. served as financial advisor, and Simpson Thacher & Bartlett LLP as legal advisor, to Onto Innovation in connection with the transaction. Semilab was advised by Needham & Company, LLC and Hill, Ward & Henderson P.A.

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About Onto Innovation Inc.

Onto Innovation is a leader in process control, combining global scale with an expanded portfolio of leading-edge technologies that include: un-patterned wafer quality; 3D metrology spanning chip features from nanometer scale transistors to large die interconnects; macro defect inspection of wafers and packages; metal interconnect composition; factory analytics; and lithography for advanced semiconductor packaging.

Our breadth of offerings across the entire semiconductor value chain combined with our connected thinking approach results in a unique perspective to help solve our customers’ most difficult yield, device performance, quality, and reliability issues. Onto Innovation strives to optimize customers’ critical path of progress by making them smarter, faster and more efficient.

Headquartered in Wilmington, Massachusetts, Onto Innovation supports customers with a worldwide sales and service organization.

Additional information can be found at www.ontoinnovation.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) which include statements relating to Onto Innovation’s business momentum and future growth; the benefit to customers and the capabilities of Onto Innovation’s products and customer service; Onto Innovation’s ability to both deliver products and services consistent with our customers’ demands and expectations and strengthen its market position, Onto Innovation’s beliefs about market opportunities; the benefits of the transaction with Semilab International (the “Transaction”) to Onto Innovation, its stockholders and its customers; as well as other matters that are not purely historical data. Onto Innovation wishes to take advantage of the “safe harbor” provided for by the Act and cautions you not to place undue reliance on any forward-looking statements and that actual results may differ materially from those projected as a result of various factors, including risks and uncertainties, many of which are beyond Onto Innovation’s control. Such factors include, but are not limited to, unexpected costs, charges, or expenses resulting from the Transaction; failure to realize the anticipated benefits of the Transaction, including as a result of delay integrating the acquired business with the business of Onto Innovation; difficulties and delays in achieving revenue and cost synergies anticipated to be realized from the Transaction; evolving legal, regulatory, and tax regimes; changes in economic, financial, political, and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics, geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade, and policy changes; risks related to disruption of management time from ongoing business operations due to the

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Transaction; the risk that the Transaction and its announcement could have an adverse effect on the ability of Onto Innovation or the acquired business to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders, strategic partners and other business relationships and on their operating results and business generally; the Company’s ability to leverage its resources to improve its position in its core markets; its ability to weather difficult economic environments; its ability to open new market opportunities and target high-margin markets; the strength/weakness of the back-end and/or front-end semiconductor market segments; fluctuations in customer capital spending and any potential impact as a result of the novel coronavirus situation; the Company’s ability to effectively manage its supply chain and adequately source components from suppliers to meet customer demand; its ability to adequately protect its intellectual property rights and maintain data security; its ability to effectively maneuver global trade issues and changes in trade and export license policies; the Company’s ability to maintain relationships with its customers and manage appropriate levels of inventory to meet customer demands; and the Company’s ability to successfully integrate acquired businesses and technologies. Additional information and considerations regarding the risks faced by Onto Innovation are available in Onto Innovation’s Annual Report on Form 10-K for the year ended December 28, 2024, and other filings with the Securities and Exchange Commission. As the forward-looking statements are based on Onto Innovation’s current expectations, the Company cannot guarantee any related future results, levels of activity, performance or achievements. Onto Innovation does not assume any obligation to update the forward-looking information contained in this press release, except as required by law. Neither future distribution of this communication nor the continued availability of this communication in archive form on the Company’s website should be deemed to constitute an update or re-affirmation of these statements as of any future date.

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Source: Onto Innovation Inc.

ONTO-IC

Contacts:

Investor Relations:

Sidney Ho, +1 408.376.9163

sidney.ho@ontoinnovation.com

Press:

Amy Shay, +1 952.259.1794

amy.shay@ontoinnovation.com